Supplement to the
Fidelity Flex® Funds
Fidelity Flex® International Index Fund
December 30, 2024
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Prior to July 21, 2025, normally investing at least 80% of assets in securities included in the MSCI ACWI (All Country World Index) ex USA Index and in depositary receipts representing securities included in the index. The MSCI ACWI (All Country World Index) ex USA Index is a market capitalization- weighted index designed to measure the investable equity market performance for global investors of developed and emerging markets, excluding the United States.
  Effective July 21, 2025, normally investing at least 80% of assets in securities included in the Fidelity Global ex U.S. IndexSM.
The Fidelity Global ex U.S. IndexSM is a float-adjusted market capitalization-weighted index designed to reflect the performance of stocks of non-U.S. large- and mid-capitalization companies.
The Fidelity Global ex U.S. IndexSM was created by Fidelity Product Services LLC (FPS) using a rules-based proprietary index methodology that includes all non-U.S. large- and mid-capitalization stocks meeting certain market capitalization, liquidity, and investability requirements.
Effective December 11, 2025, derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund's 80% policy, consistent with the fund's investment policies and limitations with respect to investments in derivatives.
  Using statistical sampling techniques based on such factors as capitalization, industry exposures, dividend yield, price-to-earnings (P/E) ratio, price-to-book (P/B) ratio, earnings growth, country weightings, and the effect of foreign taxes to attempt to replicate the returns of the Fidelity Global ex. U.S. IndexSM.
  Lending securities to earn income for the fund.
The following information supplements information found in the "Fund Summary" section under the "Principal Investment Risks" heading.
  Rules-Based Strategy Risk.
Although the index uses a rules-based proprietary index methodology, there is no guarantee that this methodology will be successful.
ZEI-SUSTK-0425-100 1.9919858.100	April 1, 2025